Exhibit 10.1

EXECUTION VERSION

OAKS MORTGAGE TRUST SERIES 2015-1

MORTGAGE PASS-THROUGH CERTIFICATES

MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

Between

FIVE OAKS ACQUISITION CORP.

and

OAKS FUNDING LLC

dated as of November 10, 2015

-i-

MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

This Mortgage Loan Purchase and Sale Agreement (the “Agreement”) is made as of November 10, 2015, by and between Five Oaks Acquisition Corp., a Delaware corporation (“Five Oaks” or the “Seller”), Oaks Funding LLC, a Delaware limited liability company (the “Depositor”). Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of November 1, 2015 (the “Pooling and Servicing Agreement”) among the Depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB as trustee (the “Trustee”), and Wells Fargo Bank, N.A. as master servicer and securities administrator.

WHEREAS, the parties hereto desire to provide for the purchase and sale of the Mortgage Loans identified on Schedule A hereto (the “Mortgage Loans”) on the date hereof (the “Closing Date”) in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties in consideration of good and valuable and fair consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

Section 1. Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and agrees for the benefit of the other party that:

(a)          Authorization. The execution, delivery and performance of this Agreement by it are within its respective powers and have been duly authorized by all necessary action on its part.

(b)          No Conflict. The execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, or (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and will not result in or require the creation, except as provided in or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans.

(c)          Binding Obligation. This Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement’s terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity.

Section 2. Representations and Warranties of Five Oaks. Five Oaks hereby represents, warrants and agrees that:

(a)          Authorization. The execution, delivery and performance of this Agreement by it are within its respective powers and have been duly authorized by all necessary action on its part.

(b)          No Conflict. The execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, or (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and will not result in or require the creation, except as provided in or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans.

(c)          Binding Obligation. This Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement’s terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity.

(d)          No Consent. The execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made.

(e)          No Litigation. There is no action, suit, proceeding, or inquiry before or by any court or governmental body now pending or threatened against the Seller which, either individually or collectively, would prevent the Seller from entering into this Agreement or that would have a material adverse effect on its ability to perform its obligations under this Agreement.

(f)          No Material Default. It is not in default under any agreement, contract or instrument to which it is a party or to which it or its asset are bound, unless such default would not materially and adversely affect its ability to perform under the purchase agreement and no event has occurred that, with notice or lapse of time or both would constitute a default, under, or a breach of, any such contract, agreement or other instrument which violation, breach or default would materially and adversely affect its ability to perform its obligations under this Agreement.

(g)          Sale Treatment. The Seller will treat the conveyance of the Mortgage Loans under this Agreement as a sale for tax and accounting purposes.

(h)          Solvency. The Seller is solvent and will not become insolvent as a result of the sale of the Mortgage Loans. The Seller is not selling the Mortgage Loans with the intent to hinder, delay or defraud any of the Seller’s creditors.

(i)          No Broker. The Seller has not dealt with any broker, investment banker, agent, or any other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

(j)          No Judgments or Tax Liens. The Seller is not aware of any judgment or tax lien filing against itself.

Section 3. Representations, Warranties and Agreements of Five Oaks with respect to the Mortgage Loans.

Five Oaks represents and warrants to, and agrees with, the Depositor that Five Oaks shall cure the breach, or repurchase or substitute for any Mortgage Loan as to which there has been an uncured breach of a representation or warranty restated by an Originator to the Trustee pursuant to the related AAR Agreement that materially and adversely affects the value of such Mortgage Loan or the interest of the Issuing Entity in such Mortgage Loan, but only if each of the following conditions is met: (i) the related Originator fails to cure such breach or repurchase or substitute for such Mortgage Loan after a valid demand has been made and remains unresolved and (ii) the related Originator is subject to a bankruptcy or insolvency proceeding or such Originator is no longer in existence. In addition, with respect to a breach of a representation or warranty restated by an Originator that materially and adversely affects the value of a Mortgage Loan or the interest of the Issuing Entity in such Mortgage Loan, Five Oaks hereby agrees to cure the breach, or repurchase or substitute for any such Mortgage Loan when a representation and warranty restated by the related Originator to the Trustee was true and correct as of the date that the related Originator is restating the representations and warranties to the Trustee (if such date is prior to the Closing Date), but not true and correct as of the Closing Date. In any AAR Agreement where the related Originator restated representations and warranties to the Trustee as of the Closing Date, the Seller shall not have the obligations described in the prior sentence with respect to such restated representations and warranties.

Any exceptions identified at the time Five Oaks purchased a Mortgage Loan from an Originator or other third party shall not be considered a breach of the underwriting guidelines representation and warranty provided that such exceptions and the related compensating factors are accurately described in the exhibit to the related purchase price and terms letter, trade confirmation or other document that identifies the exceptions at the time of such purchase by Five Oaks.

In addition, in no event shall any obligation which the Seller may have to cure, repurchase or substitute for any Mortgage Loans for which there has been a breach of any representation and warranty survive (to the extent such obligation has not expired earlier) beyond the earlier of (a) the termination of the Trust Fund and (b) the payment of all amounts due on the related Mortgage Loan.

Any substitution must be done within two years of the Closing Date.

Five Oaks hereby represents and warrants to, and agrees with, the Depositor that (i) on the Closing Date, Five Oaks will have good, valid and marketable title to the Mortgage Loans, in each case free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims and (ii) upon transfer to the Depositor, the Depositor will receive good, valid and marketable title to all of the Mortgage Loans, in each case free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.

Five Oaks hereby represents and warrants for the benefit of the Depositor and the Trustee that: (i) this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Loans in favor of the Depositor, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from Five Oaks; (ii) the Mortgage Notes constitute “instruments” within the meaning of the applicable UCC; (iii) Five Oaks, immediately prior to its transfer of Mortgage Loans under this Agreement, will own and have good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person; (iv) Five Oaks has received all consents and approvals required by the terms of the Mortgage Loans to the sale of the Mortgage Loans hereunder to the Depositor; (v) all original executed copies of each Mortgage Note that constitute or evidence the Mortgage Loans have been delivered to the Custodian (as assignee of the Depositor); (vi) Five Oaks has received a written acknowledgment from the Custodian that the Custodian is holding the Mortgage Notes that constitute or evidence the Mortgage Loans solely on behalf and for the benefit of the Depositor or its assignee; (vii) other than the security interest granted to the Depositor pursuant to this Agreement and security interests (if any) granted to lenders which will be automatically released on the Closing Date, Five Oaks has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans; Five Oaks has not authorized the filing of and is not aware of any financing statements against it that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Depositor hereunder or that will be automatically released upon the sale to the Depositor; (viii) Five Oaks is not aware of any judgment or tax lien filing against itself; and (ix) none of the Mortgage Notes that constitute or evidence the Mortgage Loans have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor.

In the event of any cure, repurchase or substitution obligations of Five Oaks specified in this Section 3, Five Oaks will cure the breach, or repurchase or substitute for such Mortgage Loan pursuant to Section 2.04 of the Pooling and Servicing Agreement, this Section 3 and Section 4 below and in accordance with the timing requirements set forth in this Section 3 and Section 2.04 and Section 2.05 of the Pooling and Servicing Agreement.

Solely to the extent Five Oaks is specifically required to correct or cure a breach pursuant to this Section 3, Five Oaks shall cure or cause the cure of such breach within 90 days from the earlier of the date that Five Oaks discovered or was notified of such breach, and if Five Oaks does not cure or cause the cure of such breach in all material respects during such period, Five Oaks shall repurchase at the related Repurchase Price set forth in the Pooling and Servicing Agreement, or substitute for, that Mortgage Loan from the Trust Fund on or prior to the Determination Date following the expiration of such 90-day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, Five Oaks shall repurchase or substitute the Mortgage Loan no later than 120 days after its discovery or notice of such breach, and provided further, that, if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, Five Oaks shall repurchase or substitute the Defective Mortgage Loan within 60 days from the date the defect was discovered.

Section 4. Arbitration with respect to Remedies by Five Oaks.

(a)          Five Oaks and the Depositor agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Five Oaks to cure, repurchase or substitute a Mortgage Loan or Mortgage Loans pursuant to Section 3 above shall be by Arbitration administered by the American Arbitration Association. If any such controversy or claim has not been resolved to the satisfaction of both Five Oaks and the Depositor, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of an Originator to repurchase a Mortgage Loan relating to the same representation and warranty has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

(b)          To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 4, provided that if Five Oaks has not responded to the Depositor's notification of a breach of a representation and warranty, the Depositor shall not commence Arbitration with respect to that breach before 60 days following delivery of such notice in order to provide Five Oaks with an opportunity to respond to such notification. Within 10 Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing. If the parties have not agreed on the selection of an Arbitrator within 5 Business Days after the first such submission, then the party commencing Arbitration shall, within the next 5 Business Days, notify the American Arbitration Association in New York, New York and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

(c)          It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery. Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate. If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference, except upon the agreement of both parties or the request of the Arbitrator.

(d)          The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the Arbitrator shall be shared equally between both parties. Each party, however, shall bear its own attorneys’ fees and costs in connection with the Arbitration.

(e)          The following capitalized terms shall have the meaning specified below:

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association (“AAA”) and administered by the AAA, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Arbitrator: A person who is not affiliated with Five Oaks, the Depositor or any Originator, who is a member of the American Arbitration Association.

Section 5. Conveyance of Mortgage Loans.

(a)          Mortgage Loans. In return for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Five Oaks, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all of Five Oaks’s right, title and interest in and to the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including (i) the related Mortgage Documents and all principal and interest received by Five Oaks on or with respect to the Mortgage Loans after November 1, 2015 (the “Cut-off Date”) (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date, (ii) all insurance policies with respect to the Mortgage Loans and (iii) all proceeds of the foregoing.

The Depositor shall pay the purchase price for the Mortgage Loans by delivering to Five Oaks on the Closing Date immediately available funds in an amount mutually agreed upon by Five Oaks and the Depositor.

On or prior to the Closing Date, Five Oaks shall deliver or cause to be delivered to the Depositor or, at the Depositor’s direction, to the Custodian, the Custodial File and the Credit File for each Mortgage Loan in the manner set forth in Section 2 of the Custodial Agreement.

(b)          Limited Remedies. The Depositor acknowledges and agrees that it shall have no recourse to Five Oaks with respect to any Defective Mortgage Loan except as provided in Sections 3 and 4 and that the Depositor’s remedies with respect to any other Defective Mortgage Loans shall be exercised by the Trustee with respect to the Originator of such Defective Mortgage Loan as set forth in the related AAR Agreement.

Section 6. Intention of Parties. The conveyance of the Mortgage Loans and all other property hereunder by Five Oaks as contemplated hereby is absolute and is intended by the parties to constitute a sale of the Mortgage Loans and such other property by Five Oaks to the Depositor. It is, further, not intended that such conveyance be the grant of a security interest to secure a loan or other obligation. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans and the other property described in Section 5 are held to be the property of Five Oaks, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and such other property, then this Agreement shall constitute a security agreement, and the conveyance provided for in Section 5 shall be deemed to be a grant by Five Oaks to the Depositor of, and Five Oaks hereby grants to the Depositor, to secure all of Five Oaks’s obligations hereunder, a security interest in all of Five Oaks’s right, title and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date, (ii) all of Five Oaks’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans, (iii) all of Five Oaks’s right, title and interest, if any, in REO Property and the proceeds thereof, (iv) all of Five Oaks’s rights under any Insurance Policies related to the Mortgage Loans, (v) Five Oaks’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards.

Five Oaks and the Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Five Oaks shall arrange for filing any Uniform Commercial Code financing statements and continuation statements in connection with such security interest.

Section 7. Termination.

Notwithstanding any termination of this Agreement or the completion of all sales contemplated hereby, the representations, warranties and agreements in Sections 1, 2 and 3 hereof shall survive and remain in full force and effect.

Section 8. Miscellaneous.

(a)          Amendments, Etc. No rescission, modification, amendment, supplement or change of this Agreement shall be valid or effective unless in writing and signed by all of the parties to this Agreement. No amendment of this Agreement may modify or waive the representations, warranties and agreements set forth in Sections 1, 2 and 3 hereof.

(b)          Binding Upon Successors, Etc. This Agreement shall bind and inure to the benefit of and be enforceable by Five Oaks and the Depositor, and the respective successors and assigns thereof. The parties hereto acknowledge that the Depositor is acquiring the Mortgage Loans for the purpose of selling, transferring, assigning, setting over and otherwise conveying them to the Trustee, pursuant to the Pooling and Servicing Agreement. Five Oaks acknowledges and consents to the assignment to the Trustee by the Depositor of all of the Depositor’s rights against Five Oaks hereunder in respect of the Mortgage Loans sold to the Depositor and that the enforcement or exercise of any right or remedy against Five Oaks hereunder by the Trustee or to the extent permitted under Article II of the Pooling and Servicing Agreement shall have the same force and effect as if enforced and exercised by the Depositor directly.

(c)          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(d)          Governing Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York notwithstanding any law, rule, regulation, or other conflict-of-law provisions to the contrary.

(e)          Headings. The headings of the several parts of this Agreement are inserted for convenience of reference and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

(f)          Definitions. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement as in effect on the date of execution hereof.

(g)          Nonpetition Covenant. Until one year plus one day shall have elapsed since the termination of the Pooling and Servicing Agreement in accordance with its terms, Five Oaks shall not petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each party has caused this Mortgage Loan Purchase and Sale Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.

FIVE OAKS ACQUISITION CORP.

By:	/s/ Darren Comisso
Name: Darren Comisso
Title: Chief Financial Officer, Secretary and Treasurer

OAKS FUNDING LLC

By:	/s/ Darren Comisso
Name: Darren Comisso
Title: President

SCHEDULE A

MORTGAGE LOAN SCHEDULE

CENLAR

Servicer ID	Originator Loan ID
49969165	257275
49969249	498791
49969371	509024
49969413	513560
49969447	492666
49969553	517482
49969579	522133
49969603	50557696
49969637	60723158
49969652	61706260
49969710	50547951
49969736	19705242
49969769	60722353
49969801	60722157
49969835	50560298
49969884	14711357
49969900	CH140930259
58343997	6000772209
58344045	6000779733
58344136	6000798691
58379215	6000719614
58379389	6000795895
64032451	7230045986
64032469	72300047826
66358839	510056
66358847	522257
66358862	509942
66358904	500671
66358946	514676
66359019	60723300
66359050	205495
66359092	505806
66359522	3000015523
66359597	30001702
66359639	528572
66359647	500938

Schedule A-1

66359696	50553173
66359720	1194199
66359860	14711661
66360017	50557279
66360082	50561781
66360207	50568683
66360553	533770
66360694	89233456
66360959	89678387
66361064	88722624
66361213	51500298
66361239	3000013213
66361247	30004874
66361254	50575757
66361262	50569270
66361296	19706632
66361304	642010
66361320	300003978
66361338	53500644
66361353	557752
66361361	521703
66361387	547136
66361395	88929468
66361411	210425
66361437	700006304
66361445	553034
66361452	209454
66361460	554536
66361478	2915010284
66361486	89517973
66361494	F021411M3134
66361510	550551
66361536	565422
66361551	89630594
66361577	89741748
66361601	16715399
66361619	50580798
66361635	3000044853
66361650	543492
66361676	88970958
66361684	90391756
66361700	89947352
66361718	89781652

Schedule A-2

66361726	50567681
66361742	209692
66361759	208989
66361775	212465
66361783	3000057871
66361791	2991502025
66361809	600006372
66361817	700006370
66361825	571077
66361833	574037
66361858	549770
66361866	213959
66361874	2411004713
66361890	558016
66361908	569746
66361916	89879126
66361940	600006611
66361957	90666207
66361965	90130790
66361973	569801
66361999	60726717
66362005	2252153038
66362021	213676
66362054	6301104239
66362062	214260
66362088	16717200
66362104	214935
66362112	214696
66362120	16715761
66362138	51500679
66362179	214977
66362187	6301103232
66362195	16713476
66362211	61708713
66362229	90908005
66362302	90742313
66362310	53500795
66362328	90899592
66362377	201015000000
71162630	636999
71162648	638678
71162655	640595
71162697	645203

Schedule A-3

71162705	645427
71162713	645856
71162721	646614
71162739	646824
71162770	650294
71162788	650747
71162796	651199
71162846	653980
71162903	655878
71162911	656030
71162937	657568
71162945	657783
71162952	658090
71162960	658504
71162994	658916
71163018	659004
71163026	659131
71163034	659273
71163042	659395
71163067	659832
71163083	660077
71163109	660219
71163117	660309
71163125	660466
71163133	660500
71163158	660533
71163166	660569
71163174	660705
71163182	660751
71163190	660854
71163208	660975
71163224	661073
71163240	661272
71163257	661566
71163273	661681
71163281	661795
71163299	662825
71163307	663759
71163315	663833
71163331	664512

Schedule A-4

PHH

Servicer ID	Originator Loan ID
7111960667	30001241
7111961038	3000007108
7111961087	487210
7111961350	3000006233
7111961426	1205095
7111961517	19704529
7111961533	50551494
7111962192	201168
7111962366	10704335
7111962747	1211908
7112070078	500732
7112070144	60722426
7112072058	2163075
7112072116	61705875
7112072132	19704769
7112072264	203255
7112072272	60721135
7112072405	61706262
7112072512	50553034
7112072652	19704540
7112072660	60723180
7112072694	50553503
7112072710	89051148
7112072967	1823031037
7112073163	1823040410
7112073205	1823040862
7112073254	1823041011
7112073338	1823041441
7112073494	1823050064
7112074047	6000772886
7112074195	6000768462
7112074294	6000717410
7111962333	2145085

Schedule A-5

SHELLPOINT

Servicer ID	Originator Loan ID
555855973	644820
555851357	800625
555851362	801646
555854132	370029932_Jf30
555854903	1450625684
555854904	1450626294
555854912	1450684905
555854925	140054085
555854932	150054528
555854933	140054578
555856093	80031720
555857335	1434202980
555857338	1433873211
555857351	1434203806
555857358	1433872734
555857360	1434203178
555857364	451043963
555857379	637073
555861771	4134616270
555861772	Sv150002659
555861773	Wh150004152
555861774	4216870
555861775	4230610
555861776	4248583
555861777	4260652
555861778	8252771
555861779	Wh150004197
555861780	140054073
555861781	140054150
555861782	140054188
555861783	150054189
555861784	150054699
555861785	150054725
555861786	150054863
555861787	150054882
555862720	451041911
555862721	451046272
555862722	7340107191
555862723	140054176
555862725	150054125

Schedule A-6

555862726	150054786
555862727	1197197
555862728	1203783
555862729	1217311
555862730	1230551
555862731	1232542
555862732	140811000000
555862733	140811000000
555862734	140911000000
555863164	451054411
555863165	131502098
555863166	140911000000
555863167	141011000000
555863168	1434616791
555863169	11412046577
567246217	D150117523
567248989	6001156
567248990	6002189
567248991	D141117004
567248992	430358869
568475974	900003209
568475975	3515058909
568480411	1420455
568480412	Pfn150186
568481637	45039799
568481638	765012175
568481639	1102000082
568481640	1600140000000
568481641	8060029256
568481642	8060093237
568481643	8060113852
568481644	8060114694
568481645	8060114744
568481646	8060115634
568481647	8060166124
568481648	12101500000000
568481649	Sv150003062
568481650	1600002726
568481651	1601000816
568481652	8060139899
568481653	8060110106

Schedule A-7

SPS

Servicer ID	Originator Loan ID
15604903	3335070
17307265	9851000675
17521527	C150255519
17585738	201506777
17612409	72100000164
17618463	2337150252
17618984	201442576
17619164	W150457404
17619172	201502592
17622051	1000019458
17624875	589307
17751405	W150560164
17772567	2263150350
17778028	582349
17778390	PTL1503x764540
17778408	1321150000000
17778424	1400093769
17778457	12000001415
17778515	9851001391
17778556	3358282
17778572	3355648
17778747	1400154678
17778887	4100005983
17778895	3111005146
17779141	6450105134
17779158	6152200032
17787094	2314013658
17787102	52200000993
17787185	1900150407139
17787193	W150661784
17789520	PC1503127408
17789587	5404120001
17795725	6451301315
17812942	201513282
17813031	65600000034
17813072	1756470004
17813098	1833740353
17813122	2448947495
17813155	2809925457
17813163	7814525197

Schedule A-8

17813171	7975825118
17813197	8204543079
17813254	2867107116
17813262	3648736809
17813288	3948219832
17813320	4604107674
17813361	8239431773
17813403	3332257267
17813411	3338559063
17813429	3338637186
17813445	3339521726
17813460	3340916820
17813478	3341122589
17813486	3341263236
17813494	3341591060
17813502	3341608638
17813510	3342675271
17813528	3342729912
17813544	3342830067
17813551	3342895978
17813569	3343025008
17813585	3343044823
17813593	3343162834
17813619	3343245119
17813627	3343255188
17813643	3343380857
17813718	3342427421
17813734	3342468854
17813742	3342479463

Schedule A-9